UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 16, 2007

TLC Vision Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

New Brunswick	0-29302	980151150
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5280 Solar Drive, Suite 100, Mississauga, Ontario		L4W 5M8
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(905) 602-2020

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 16, 2007 TLC Vision Corporation issued a press release announcing it will release 2nd quarter 2007 financial results before the market opens on Thursday, August 9, 2007. A conference call will be held to discuss these financial results on August 9th at 10:30 a.m. Eastern Time. The call will be broadcast live on www.tlcv.com. Further details are included in the complete press release which is attached hereto as exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 - Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLC Vision Corporation

July 18, 2007	By:	/s/ Brian L. Andrew

Name: Brian L. Andrew
Title: General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	July 16, 2007 Press Release